UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2026

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California (Address of principal executive offices)	95816 (Zip Code)
(647) 689-6041
(Registrant’s telephone number, including area code)
__________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	DEVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported, on December 3, 2025, DevvStream Corp., an Alberta corporation (the “Company”) entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Prior Merger Agreement”), by and among the Company, Southern Energy Renewables Inc., a Louisiana corporation (“Southern”), and Sierra Merger Sub, Inc., a Delaware corporation and a newly-formed wholly-owned subsidiary of the Company.

Subsequently, also as previously reported, on April 13, 2026, the Company entered into a definitive Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “BCA” and the transactions contemplated thereby, collectively, the “Transactions”), by and among the Company, XCF Global, Inc., a Delaware corporation (“XCF”), Southern, DevvStream Merger Sub Inc., a Delaware corporation and a newly-formed wholly-owned subsidiary of XCF (“DevvStream Merger Sub”), and Southern Merger Sub Inc., a Delaware corporation and a newly-formed wholly-owned subsidiary of XCF (“Southern Merger Sub”).

The Prior Merger Agreement survived the execution of the BCA. However, the BCA provides that, upon the expiration of both the termination rights set forth in Section 11.1(c)(vi) and Section 11.1(e)(vi) of the BCA (whether occasioned by the receipt of DevvStream Fairness Opinion and Company Fairness Opinion, respectively, or the failure to timely exercise such termination rights as set forth therein) (the “Fairness Opinion Termination Rights”), the Prior Merger Agreement shall automatically terminate and be of no further force or effect, without any liability or ongoing obligation to any party thereto.

The Company, Southern and XCF have agreed that the Fairness Opinion Termination Rights expired as a result of the receipt of the DevvStream Fairness Opinion and the Company Fairness Opinion, and that, accordingly, the Prior Merger Agreement has been terminated without any liability or ongoing obligation to any party thereto.

Meanwhile, the Transactions contemplated by the BCA remain subject to customary closing conditions as well as the other terms, closing conditions and termination events set forth in the BCA. There can be no assurances that such closing conditions will be satisfied or waived.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the BCA, which is attached as Exhibit 2.1 to the Company’s Form 8-K filed with the SEC on April 14, 2026.

Additional Information and Where to Find It

In connection with the proposed transaction, among the Company, XCF, and Southern, XCF will prepare and file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain preliminary proxy statements of the Company and XCF that also constitutes a prospectus (the “Proxy Statements/Prospectus”). A proxy statement is expected to be mailed to stockholders of the Company and XCF as of the record date to be established for voting on the proposed business combination transaction and other matters as described in the Proxy Statements/Prospectus. The Company, XCF, and Southern may also file other documents with the SEC and Canadian securities regulatory authorities regarding the proposed transaction. This communication is not a substitute for any proxy statement, registration statement or prospectus, or any other document that the Company, DevvStream, and Southern (as applicable) may file with the SEC or Canadian securities regulatory authorities in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY OR DEVVSTREAM ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENTS/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY THE COMPANY WITH THE SEC OR CANADIAN SECURITIES REGULATORY AUTHORITIES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Company’s investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about the Company, XCF, Southern, and other parties to the proposed transaction, without charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by (i) the Company will be available free of charge under the tab “Financials” on the “Investor Relations” page of DevvStream’s website at www.devvstream.com/investors/ or by contacting DevvStream’s Investor Relations Department at ir@devvstream.com and (ii) XCF will be available free of charge under the tab “Financials” on the “Investor Relations” page of XCF’s website page of XCF’s website at https://xcf.global/investor-relations/financials/sec-filings/ or by contacting XCF’s Investor Relations Department at media@xcf.global.

Participants in the Solicitation

The Company, XCF, Southern, EEME and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the directors and executive officers of (i) the Company is contained in the Company’s proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on November 18, 2025 and (ii) XCF is contained in the XCF’s Current Report on Form 8-K/A, filed with the SEC on October 31, 2025, its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, and in other documents subsequently filed with the SEC.

Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that involve substantial risks and uncertainties, including statements regarding the proposed transactions contemplated by the business combination agreement, the anticipated structure, timing and conditions of the proposed transaction, the anticipated completion of the plant conversion, the achievement of specified financial and operational milestones (including annualized blended fuel product revenues in excess of $1.0 billion and minimum annualized EBITDA of $100 million), the anticipated issuance of state-supported bonds by Southern, the valuation the parties are aiming to achieve. All statements, other than statements of historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “aim,” “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern the Company’s, DevvStream’s, or Southern’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, expectations, and assumptions that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements. We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements. Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; (2) the risk that the plant conversion is delayed, not completed on the anticipated timeline, or requires additional capital beyond current expectations; (3) the risk that XCF is unable to achieve the specified annualized revenue and EBITDA thresholds, which depend in significant part on XCF’s business performance, operating results, market demand, execution capabilities, and other factors; (4) the risk that Southern does not receive authorization to issue up to $400 million of bonds, that such bonds are delayed, issued on less favorable terms, or not issued at all; (5) the risk that XCF is unable to obtain or maintain compliance with applicable Nasdaq continued listing standards, including regaining compliance with $1.00 minimum bid price requirement, which could result in delisting if compliance is not regained within applicable cure periods; (6) the inability to satisfy or waive the closing conditions contemplated by the business combination agreement; (7) the occurrence of events, changes or other circumstances that could give rise to the termination of the business combination agreement, or that could result in disputes or litigation relating to the interpretation, enforceability or performance of the binding provisions of the business combination agreement; (8) the outcome of any legal proceedings that may be instituted against the Company, XCF, Southern, EEME or their respective affiliates, which could be costly, time-consuming, divert management attention and adversely affect liquidity or financial condition; (9) uncertainty with respect to the scope, timing or completion of due diligence by any party and each party’s satisfaction therewith; (10) uncertainty regarding valuations, capital structure, financing arrangements, equity ownership, or the allocation of economic interests contemplated by the business combination agreement, including the risk that, in the event the Proposed Transaction closes, the parties may never achieve their aim of creating a $3.0 billion combined enterprise (as of the date hereof this statement only represents an objective that the parties intend to achieve on a future date and such objective has not in the past and may never in the future be achieved); (11) changes to the structure, timing or terms of any Proposed Transaction that may be required or deemed appropriate as a result of applicable laws, regulations, accounting considerations, stock exchange requirements or regulatory guidance; (12) the risk that required regulatory, governmental, stock exchange or stockholder approvals are not obtained, are delayed or are subject to conditions that could adversely affect the parties or the expected benefits of any contemplated transaction; (13) the risk that the announcement of the business combination agreement or the pursuit of the contemplated transactions disrupts current plans, operations or relationships of the Company, XCF or Southern; (14) the risk that anticipated benefits of any contemplated transaction are not realized due to competition, execution challenges, market conditions, or the inability to grow and manage operations profitably; (15) costs, expenses and management distraction associated with the business combination agreement, negotiations, potential litigation and any contemplated transactions; (16) changes in applicable laws, regulations or enforcement priorities, including extensive regulation and compliance obligations applicable to the parties’ businesses; and (17) other economic, business, competitive, operational or financial factors beyond management’s control, including those described under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the SEC, including the Company’s Form 10-K for the fiscal year ended July 31, 2025, filed with the SEC on November 6, 2025, and subsequent reports filed with SEC and Canadian securities regulatory authorities available on the Company’s website at www.devvstream.com/investors/ and the Company’s profile at www.sedarplus.ca.

Although the BCA is binding on the parties, it does not obligate the parties to consummate the proposed transaction. The consummation of the proposed transaction remains subject to the satisfaction or waiver of applicable closing conditions, and the business combination agreement may be terminated in accordance with its terms. There can be no assurance that the proposed transaction will be consummated on the terms described herein or at all. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. Neither the Company, XCF, Southern or EEME undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K in archive form on the Company’s website at www.devvstream.com/investors/ or XCF’s website at www.xcf.global/investor-relations should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2026
DEVVSTREAM CORP.

	By:	/s/ Sunny Trinh
	Name:	Sunny Trinh
	Title:	Chief Executive Officer